UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 23, 2012, Unum Group, a Delaware corporation (“Unum Group” or the “Company”), announced that it had completed an offering of $250,000,000 aggregate principal amount of 5.75% Senior Notes due 2042 (the “Notes”). The Notes were offered and sold pursuant to an Underwriting Agreement, dated August 20, 2012 (the “Underwriting Agreement”), and issued by the Company under an Indenture dated as of August 23, 2012. Copies of the Underwriting Agreement, the form of the Notes, the Indenture, the opinion of Sullivan & Cromwell LLP, special counsel to the Company, relating to the validity of the Notes, and a news release concerning the offering of Notes are attached hereto as Exhibits 1.1, 4.1, 4.2, 5.1 and 99.1, respectively.

The Notes were offered and sold under the Company’s effective registration statement on Form S-3 (File No. 333-177892) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2011. The Company has filed with the SEC a prospectus supplement, dated August 20, 2012, together with the accompanying base prospectus, dated November 10, 2011, relating to the offer and sale of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

1.1	Underwriting Agreement, dated August 20, 2012, with respect to 5.75% Senior Notes due 2042, between Unum Group and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named in Schedule II thereto.

4.1	Form of 5.75% Senior Note due 2042.

4.2	Indenture for Senior Debt Securities, dated as of August 23, 2012, between Unum Group and The Bank of New York Mellon Trust Company, N.A., as Trustee.

5.1	Opinion of Sullivan & Cromwell LLP, dated August 23, 2012, as to validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	News release of Unum Group dated August 23, 2012, concerning the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: August 23, 2012	By:	/s/ Susan N. Roth
Name: Susan N. Roth
Title: Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 20, 2012, with respect to 5.75% Senior Notes due 2042, between Unum Group and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named in Schedule II thereto.

4.1	Form of 5.75% Senior Note due 2042.

4.2	Indenture for Senior Debt Securities, dated as of August 23, 2012, between Unum Group and The Bank of New York Mellon Trust Company, N.A., as Trustee.

5.1	Opinion of Sullivan & Cromwell LLP, dated August 23, 2012, as to validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	News release of Unum Group dated August 23, 2012, concerning the offering of the Notes.